                                                                    Exhibit 24.1

                          WESTINGHOUSE SAVINGS PROGRAM
                             (W) EMPLOYEE STOCK PLAN
                          CBS EMPLOYEE INVESTMENT FUND
         INFINITY BROADCASTING CORPORATION UNION EMPLOYEES' 401(K) PLAN
            INFINITY BROADCASTING CORPORATION EMPLOYEES' 401(K) PLAN


                                POWER OF ATTORNEY


         The undersigned director and/or officer, or both, of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or amendments thereto, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Louis J. Briskman and Angeline C. Straka, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of July, 1998.






                                             /s/ Martin C. Dickinson
                                           ----------------------------

                                                                    Exhibit 24.1

                          WESTINGHOUSE SAVINGS PROGRAM
                             (W) EMPLOYEE STOCK PLAN
                          CBS EMPLOYEE INVESTMENT FUND
         INFINITY BROADCASTING CORPORATION UNION EMPLOYEES' 401(K) PLAN
            INFINITY BROADCASTING CORPORATION EMPLOYEES' 401(K) PLAN


                                POWER OF ATTORNEY


         The undersigned director and/or officer, or both, of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or amendments thereto, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Louis J. Briskman and Angeline C. Straka, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of July, 1998.






                                                  /s/ William H. Gray III
                                                ---------------------------

                                                                    Exhibit 24.1

                          WESTINGHOUSE SAVINGS PROGRAM
                             (W) EMPLOYEE STOCK PLAN
                          CBS EMPLOYEE INVESTMENT FUND
         INFINITY BROADCASTING CORPORATION UNION EMPLOYEES' 401(K) PLAN
            INFINITY BROADCASTING CORPORATION EMPLOYEES' 401(K) PLAN


                                POWER OF ATTORNEY


         The undersigned director and/or officer, or both, of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or amendments thereto, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Louis J. Briskman and Angeline C. Straka, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of July, 1998.






                                                      /s/ Mel Karmazin
                                                    ---------------------

                                                                    Exhibit 24.1

                          WESTINGHOUSE SAVINGS PROGRAM
                             (W) EMPLOYEE STOCK PLAN
                          CBS EMPLOYEE INVESTMENT FUND
         INFINITY BROADCASTING CORPORATION UNION EMPLOYEES' 401(K) PLAN
            INFINITY BROADCASTING CORPORATION EMPLOYEES' 401(K) PLAN


                                POWER OF ATTORNEY


         The undersigned director and/or officer, or both, of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or amendments thereto, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Louis J. Briskman and Angeline C. Straka, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of July, 1998.






                                                /s/ Jan Leschly
                                             -------------------------

                                                                    Exhibit 24.1

                          WESTINGHOUSE SAVINGS PROGRAM
                             (W) EMPLOYEE STOCK PLAN
                          CBS EMPLOYEE INVESTMENT FUND
         INFINITY BROADCASTING CORPORATION UNION EMPLOYEES' 401(K) PLAN
            INFINITY BROADCASTING CORPORATION EMPLOYEES' 401(K) PLAN


                                POWER OF ATTORNEY


         The undersigned director and/or officer, or both, of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or amendments thereto, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Louis J. Briskman and Angeline C. Straka, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of July, 1998.






                                                       /s/ Paula Stern
                                                    -----------------------

                                                                    Exhibit 24.1

                          WESTINGHOUSE SAVINGS PROGRAM
                             (W) EMPLOYEE STOCK PLAN
                          CBS EMPLOYEE INVESTMENT FUND
         INFINITY BROADCASTING CORPORATION UNION EMPLOYEES' 401(K) PLAN
            INFINITY BROADCASTING CORPORATION EMPLOYEES' 401(K) PLAN


                                POWER OF ATTORNEY


         The undersigned director and/or officer, or both, of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or amendments thereto, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Louis J. Briskman and Angeline C. Straka, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of July, 1998.






                                             /s/ Robert D. Walter
                                          ----------------------------